EXECUTION COPY

# FOURTH AMENDMENT TO

# SECURITIES PURCHASE AGREEMENT

BY AND AMONG

PURE BIOFUELS CORP.

AND

PLAINFIELD PERU I LLC
PLAINFIELD PERU II LLC

Dated as of March 27, 2009

NEWYORK 7089600 (2K)

TABLE OF CONTENTS

FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT

FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT dated as of March 27, 2009 (this "Fourth Amendment"), by and among PURE BIOFUELS CORP., a Nevada corporation (the "Company"), and PLAINFIELD PERU I LLC, a Delaware limited liability company ("LLC1"), and PLAINFIELD PERU II LLC, a Delaware limited liability company ("LLC2" and together with LLC1, the "Purchaser"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company entered into a Securities Purchase Agreement, dated as of September 12, 2007 (as amended by a First Amendment to Securities Purchase Agreement dated as of March 26, 2008, a Second Amendment to Securities Purchase Agreement dated as of November 4, 2008 and a Third Amendment to Securities Purchase Agreement dated as of March 10, 2009, the "Agreement"), by and among the Company, LLC 1 and LLC 2 for the purchase of 10%/12% Senior Convertible PIK Election Notes due 2012, Common Stock and warrants to purchase shares of Common Stock;

WHEREAS, pursuant to the Third Amendment, the Company agreed, subject to the terms and conditions set forth therein, to issue and sell to Purchaser, and Purchaser agreed, subject to the terms and conditions set forth therein, to purchase $2,200,000 in aggregate principal amount of 2009 General Obligation Additional Notes, of which $1,000,000 in aggregate principal amount of 2009 General Obligation Additional Notes were issued and sold by the Company to the Purchaser on March 10, 2009;

WHEREAS, the parties hereto desire to amend the terms of the 2009 General Obligation Additional Notes; and

WHEREAS, Section 11.1 of the Agreement provides that the Company and the Required Holders may, with certain exceptions, amend the Agreement with the written consent of the Company and the Required Holders.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows.

ARTICLE I

AMENDMENTS TO THE AGREEMENT

SECTION 1.1. Definitions. Clause (a) of Article I of the Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

"Exchange Notes" has the meaning set forth in Section 4(b) of the 2009 General Obligation Additional Notes.

"Fourth Amendment" means the Fourth Amendment to Securities Purchase Agreement, dated as of March 27, 2009, by and among the Company and Purchaser.

In addition, the definitions of "2009 Additional Notes" and "2009 General Obligation Additional Notes" in clause (a) of Article I of the Agreement are replaced with the following definitions:

"2009 Additional Notes" means (i) the 10%/12% Senior Convertible PIK Election Notes due 2012 issued by the Company on each of the First 2009 Additional Notes Closing Date, the March 2009 Deferred Interest Additional Notes Closing Date and the Second 2009 Additional Notes Closing Date; (ii) the Exchange Notes and (iii) any such notes issued in substitution therefor pursuant to Section 12 of the Agreement and any notes issued in kind as interest pursuant to the terms of the 2009 Additional Notes; provided that any notes issued pursuant to this clause (iii) shall have the same terms and conditions as the underlying notes which are being substituted or for which interest is being paid (for the avoidance of doubt, the notes issued in kind as interest on the 2009 General Obligation Additional Notes shall have an initial conversion price of $0.04 per share, subject to adjustment as provided in the Agreement).

"2009 General Obligation Additional Notes" has the meaning set forth in the preamble of the Third Amendment, in substantially the form set forth in Exhibit A of the Fourth Amendment.

"Conversion Shares" means the shares of Common Stock issuable upon the conversion of the Notes or in connection with the issuance of the Exchange Notes.

SECTION 1.2. The Notes. Section 3.1 of the Agreement is hereby amended by amending and restating the last sentence of the last paragraph thereof to read as follows:

"The 2009 Additional Notes (other than the 2009 General Obligation Additional Notes) shall be substantially in the form set forth in Exhibit A."

SECTION 1.3. Convertibility. Section 3.5(a) of the Agreement is hereby amended by amending and restating the first sentence thereof to read as follows:

"The Holders of the Notes (other than the Exchange Notes) will be entitled at any time after the Amendment Date and on or prior to the Final Maturity Date to convert any or all of their Notes into shares of Common Stock at the Conversion Price per share."

SECTION 1.4. Forced Conversion. Section 3.7 of the Agreement is hereby amended by inserting a new sentence at the end thereof to read as follows:

"Notwithstanding anything to the contrary herein, this Section 3.7 shall not apply to the Exchange Notes."

ARTICLE II

2009 GENERAL OBLIGATION ADDITIONAL NOTES

SECTION 2.1. Amendment and Restatement. The parties hereto agree to the amendment and restatement of the 2009 General Obligation Additional Notes issued in connection with the First Additional Notes Closing, substantially in the form of the Amended and Restated 10%/12% Senior Convertible PIK Election Notes due 2012 attached as Exhibit B hereto (the "Amended and Restated Note"), on March 27, 2009 or such other date as the parties shall mutually agree upon (the "Closing Date").

ARTICLE III

REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

In order to induce the Purchaser to enter into this Fourth Amendment, the Company hereby represents and warrants to and agrees with the Purchaser that, as of the date hereof, after giving effect to the consummation of the transactions contemplated hereby:

SECTION 3.1. Incorporation of Representations and Warranties from the Third Amendment. The representations and warranties contained in the Third Amendment are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

SECTION 3.2. Anti-Dilution. The execution and performance of (a) this Fourth Amendment and all of the transactions described herein and (b) the Performance Bond Agreement, dated as of March 27, 2009, between FDS Corporation S.A. and the Company and all other agreements and documents executed in connection with the Company's obtainment of a performance bond of up to the amount of $2,500,000 for certain terminaling and bonded warehouse operations (collectively, the "FDS Agreement"), will not require an anti-dilution adjustment under Section 3.6 of the Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF THE PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

SECTION 4.1. Incorporation of Representations and Warranties from the Agreement. The representations and warranties contained in Article V of the Agreement are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof (it being understood and agreed

that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

## ARTICLE V

## CONDITIONS PRECEDENT TO OBLIGATIONS

SECTION 5.1. Conditions to the Company's Obligations. The issuance of the Amended and Restated Note by the Company shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

(a) Purchaser shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Fourth Amendment to be performed and complied with by Purchaser at or prior to the Closing Date.

(b) No provision of any Applicable Law, injunction, order or decree of any Governmental Authority shall be in effect which has the effect of making the transactions contemplated hereby illegal or shall otherwise restrain or prohibit the consummation of the transactions contemplated hereby.

SECTION 5.2. Conditions to Purchaser's Obligations. The obligations of Purchaser hereunder shall be subject to the satisfaction of the following conditions:

(a) On the Closing Date and also after giving effect to the issuance of the Amended and Restated Note there shall exist no Default or Event of Default.

(b) Purchaser shall have received a certificate, dated the Closing Date and signed on behalf of the Company by an Authorized Representative, certifying on behalf of the Company that on the Closing Date and also after giving effect to the issuance of the Amended and Restated Note on such date (i) there shall exist no Default or Event of Default and (ii) all representations and warranties incorporated by reference in this Fourth Amendment shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Closing Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

(c) Purchaser shall have received from Brian Alperstein, Esquire, General Counsel of the Company, an opinion addressed to Purchaser and dated the Closing Date covering such matters incident to the transactions contemplated herein as the Purchaser may reasonably request.

(d) Purchaser shall have received a certificate from the Company, dated the Closing Date, signed by an Authorized Representative, confirming that the certificate issued pursuant to Section 4.2(e) of the Third Amendment is true and correct as of the Closing Date.

(e) On the Closing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Fourth

Amendment shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which Purchaser reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate officials or Governmental Authorities.

(f) Nothing shall have occurred since September 30, 2008 (and Purchaser shall have not have become aware of any facts or conditions not previously known) which Purchaser shall determine has had, or could reasonably be expected to have, (i) a Material Adverse Effect or (ii) a material adverse effect on the transactions contemplated hereby.

(g) All necessary governmental and third party approvals and/or consents in connection with the transactions contemplated hereby shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated hereby. On the Closing Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon transactions contemplated hereby.

(h) Except as set forth in Schedule 5.07 to the Loan Agreement, on the Closing Date, there shall be no actions, suits or proceedings pending or threatened (a) with respect to the transactions contemplated hereby, this Fourth Amendment or any other Transaction Document, or (b) which Purchaser shall determine has had, or could reasonably be expected to have, a Material Adverse Effect.

(i) Purchaser shall have received, in form and substance satisfactory to the Purchaser in its sole discretion, a copy of the FDS Agreement duly executed by the parties thereto.

(j) Purchaser shall have received a certificate representing the Amended and Restated Note on the Closing Date.

(k) Purchaser shall have received such other documents and evidence as are customary for transactions of this type or as Purchaser may reasonably request in order to evidence the satisfaction of the other conditions set forth above.

## ARTICLE VI

## MISCELLANEOUS

SECTION 6.1. Reference to and Effect on the Agreement and the Initial Notes.

(i) Upon the execution of this Fourth Amendment by the parties hereto, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement and each reference in the other Transaction Documents to

the "Securities Purchase Agreement", "thereunder", "thereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended hereby.

(ii) Except as specifically amended by this Fourth Amendment, the Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) This Fourth Amendment shall constitute a "Transaction Document" and this Fourth Amendment shall constitute a "Note Document" for all purposes of the Agreement and the other Transaction Documents.

SECTION 6.2. Registration Rights Agreement. The parties hereto agree that the shares of Common Stock issuable in connection with the Exchange Note shall constitute "Registrable Securities" under the Registration Rights Agreement.

SECTION 6.3. Governing Law. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 6.4. Expenses. The Company shall reimburse the Purchaser for all reasonable disbursements and out-of-pocket expenses incurred by the Purchaser in connection with the transactions contemplated hereby, including, without limitation, the fees and disbursements of White & Case LLP, counsel to the Purchaser. On the Closing Date, Purchaser shall provide the Company with documentation reasonably satisfactory to the Company for such disbursements and out-of-pocket expenses.

SECTION 6.5. Headings Descriptive. The headings of the several sections and subsections of this Fourth Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Fourth Amendment.

SECTION 6.6. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.

PURE BIOFUELS CORP.

By [signature]
Name: Luis Goyzueta
Title: CEO

Each of the undersigned agrees that all references to the "Convertible Note Documents" in the Loan Agreement shall mean the Convertible Note Documents as amended by this Fourth Amendment.

Address:

Av. Canaval y Moreyra 380 of 402
San Isidro, Lima
Peru
Attention: Luis Goyzueta
Telephone: +511-221-7365
Facsimile: +511-221-7347

PURE BIOFUELS DEL PERU S.A.C.

By: [signature]
Name: LUIS GOYZUETA
Title: AUTHORIZED

Address:

Av. Canaval y Moreyra 380 of 402
San Isidro, Lima
Peru
Attention: Luis Goyzueta
Telephone: +511-221-7365
Facsimile: +511-221-7347

PALMA INDUSTRIAL S.A.C.

By: [signature]
Name: LUIS GOYZUETA
Title: AUTHORIZED

Address:

701 Brazos Street
Suite 1050
Austin, Texas 78701
Attention: Albert Pinto, Brian Alperstein
Telephone: (512) 397-1550
Facsimile: (202) 261-3523

PURE BIOFUELS CORP.

By: [signature]
Name: LUIS GOYZUETA
Title: CEO

PLAINFIELD PERU I LLC

By: [signature]
Name: Thomas X. Fritsch
Title: Managing Director, General Counsel and Secretary

PLAINFIELD PERU II LLC

By: [signature]
Name: Thomas X. Fritsch
Title: Managing Director, General Counsel and Secretary

The undersigned agrees that the amendment and restatement of the 2009 General Obligation Additional Notes, the use of the proceeds thereof and the execution and performance of the FDS Agreement will not violate the terms of the Loan Agreement.

PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED

By [signature]
Name: Thomas X. Fritsch
Title: Authorized Individual

**EXHIBIT A**

Form of 2009 General Obligation Additional Notes

See attached.

**THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.**

FORM OF AMENDED AND RESTATED
10%/12% SENIOR CONVERTIBLE PIK ELECTION NOTE

$__________ New York, New York

__________ __, ____

FOR VALUE RECEIVED, PURE BIOFUELS CORP., a corporation incorporated under the laws of the state of Nevada (the "Company"), hereby promises to pay to Plainfield Peru I LLC, c/o Plainfield Asset Management LLC, 55 Railroad Avenue, Greenwich, CT 06830 on September 12, 2012 the principal sum of ______________ DOLLARS ($________).

The Company promises to pay to the Holder interest on the principal amount of this Note at a rate per annum set forth below from the date of issuance until maturity. The Company will pay interest on this Note semi-annually in arrears on March 15 and September 15 of each year, commencing on _______ __, _____, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including _______ __, _____. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, from time to time on demand at a rate per annum that is 2% in excess of the rate otherwise payable. If an Event of Default has occurred and is continuing, interest on this Note shall accrue at a rate per annum that is 2% in excess of the rate otherwise applicable. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Company may, at its option, elect to pay interest on this Note (i) entirely in cash ("Cash Interest") or (ii) entirely by issuing additional Notes ("PIK Interest"). The first payment of interest on this Note shall be in PIK Interest. Thereafter, the Company must elect the form of interest payment with respect to each interest period by delivering a notice to the Holder prior to the beginning of each interest period. In the absence of such an election for any interest period, interest on this Note will be payable in the form of the interest payment for the prior interest period.

Cash Interest on this Note will accrue at the rate of 10% per annum. PIK Interest on this Note will accrue at the rate of 12% per annum and be payable by issuing additional Notes ("PIK Notes") in an aggregate principal amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest whole dollar) and the Company will issue and deliver such PIK Notes to the Holder of this Note. Any PIK Notes will be dated as of the applicable interest payment date and will bear interest from and after such date. All PIK Notes issued pursuant to a PIK Payment will mature on September 12, 2012 and will be governed by, and subject to the terms, provisions and conditions of, the Purchase Agreement referred to below and shall have the same rights and benefits as the Notes issued on the Issue Date.

The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

1. Purchase Agreement

This Note is one of a series of Senior Convertible PIK Election Notes issued pursuant to a Securities Purchase Agreement, dated as of September 12, 2007 (as from time to time amended, the "Purchase Agreement"), between the Company and the purchaser named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 13.14 of the Purchase Agreement and (ii) to have made the representation set forth in Section 5.2 of the Purchase Agreement.

2. Optional Redemption

This Note is not subject to optional prepayment or redemption.

3. Registration and Transfer

This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

4. Conversion; Exchange

(a) Conversion. The Holder may convert this Note into fully paid and nonassessable shares of Common Stock of the Company at any time after the Amendment Date (as defined in the Purchase Agreement) and on or prior to September 12, 2012. The initial conversion price is $0.04 per share, subject to adjustment as provided in the Purchase Agreement. To determine the number of shares issuable upon conversion of this Note, divide the principal amount and accrued but unpaid interest to be converted by the conversion price in effect on the conversion date. In connection with the conversion of Notes, no fractions of shares of Common Stock shall be issued, but the Company shall, with respect to any fractional interest: (i) pay cash with respect to

the Market Price of such fractional share; or (ii) round up to the next whole share of Common Stock.

(b) Exchange. The Holder may exchange this Note at any time after the Amendment Date and on or prior to September 12, 2012 for (i) another note (the "Exchange Note") issued by the Company, identical in all respects to this Note, except that such Exchange Note shall not contain the rights set forth in Section 4 of this Note and (ii) shares of Common Stock equal to the number of shares that would have been issued upon the conversion of this Note pursuant to Section 4(a) at the then applicable conversion price divided by 1.2. In connection with the immediately preceding subclause (ii), no fractions of shares of Common Stock shall be issued, but the Company shall, with respect to any fractional interest: (x) pay cash with respect to the Market Price of such fractional share; or (y) round up to the next whole share of Common Stock.

The exchange of this Note pursuant to the preceding paragraph may be effected by any Holder hereof upon the surrender to the Company, at the principal office of the Company or at the office of an exchange agent as may be designated by the Board of Directors, of this Note accompanied by a complete and manually signed Notice of Exchange (as set forth in this Note) along with appropriate endorsements and transfer documents as required by the Company or any exchange agent. The exchange of the Notes will be deemed to have been made on the date (the "Exchange Date") such certificate or certificates have been surrendered and the receipt of such notice of exchange. As promptly as reasonably practicable following the Exchange Date, the Company shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the Holder (or the Holder's transferee) shall be entitled, (ii) a certificate for an Exchange Note having a principal amount equal to the principal amount of the Note being exchanged and (iii) if less than the total aggregate principal amount of the Notes evidenced by the surrendered certificate are being exchanged, a new certificate for the aggregate principal amount of Notes evidenced by such surrendered certificate less the aggregate principal amount of Notes being exchanged. On the Exchange Date, the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record Holder of such shares of Common Stock at such time.

5. Events of Default

If an Event of Default, as defined in the Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Purchase Agreement.

[Remainder of page intentionally left blank.]

**THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.**

PURE BIOFUELS CORP.

By: ________________________________
Name:
Title:

## ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

____________________________________________________________

(Insert assignee's soc. sec. or tax I.D. no.)

____________________________________________________________

____________________________________________________________

____________________________________________________________

____________________________________________________________

(Print or type assignee's name, address and zip code)

Your Signature:

____________________________________________________________

(Sign exactly as your name appears on the Note)

Date: ______________________________

CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box:
[ ]

To convert only part of this Security, state the principal amount to be converted:
$____________________.

If you want the stock certificate made out in another person's name, fill in the form below:

______________________________________________________________

(Insert assignee's soc. sec. or tax I.D. no.)

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

(Print or type assignee's name, address and zip code)

Your Signature:

______________________________________________________________

(Sign exactly as your name appears on the Note)

Date: ______________________________

## NOTICE OF EXCHANGE

To exchange this Note into an Exchange Note, check the box:
[ ]

To exchange only part of this Security, state the principal amount to be exchanged:
$____________________.

If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________

(Insert assignee's soc. sec. or tax I.D. no.)

________________________________________

________________________________________

________________________________________

________________________________________

(Print or type assignee's name, address and zip code)

Your Signature:

________________________________________

(Sign exactly as your name appears on the Note)

Date: ______________________________

**EXHIBIT B**

Amended and Restated 10%/12% Senior Convertible PIK Election Notes due 2012

See attached.

**THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.**

FORM OF AMENDED AND RESTATED
10%/12% SENIOR CONVERTIBLE PIK ELECTION NOTE

$1,000,000

New York, New York
March 10, 2009

FOR VALUE RECEIVED, PURE BIOFUELS CORP., a corporation incorporated under the laws of the state of Nevada (the "Company"), hereby promises to pay to Plainfield Peru I LLC, c/o Plainfield Asset Management LLC, 55 Railroad Avenue, Greenwich, CT 06830 on September 12, 2012 the principal sum of ONE MILLION DOLLARS ($1,000,000).

The Company promises to pay to the Holder interest on the principal amount of this Note at a rate per annum set forth below from the date of issuance until maturity. The Company will pay interest on this Note semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2009, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including March 10, 2009. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, from time to time on demand at a rate per annum that is 2% in excess of the rate otherwise payable. If an Event of Default has occurred and is continuing, interest on this Note shall accrue at a rate per annum that is 2% in excess of the rate otherwise applicable. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Company may, at its option, elect to pay interest on this Note (i) entirely in cash ("Cash Interest") or (ii) entirely by issuing additional Notes ("PIK Interest"). The first payment of interest on this Note shall be in PIK Interest. Thereafter, the Company must elect the form of interest payment with respect to each interest period by delivering a notice to the Holder prior to the beginning of each interest period. In the absence of such an election for any interest period, interest on this Note will be payable in the form of the interest payment for the prior interest period.

Cash Interest on this Note will accrue at the rate of 10% per annum. PIK Interest on this Note will accrue at the rate of 12% per annum and be payable by issuing additional Notes ("PIK Notes") in an aggregate principal amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest whole dollar) and the Company will issue and deliver such PIK Notes to the Holder of this Note. Any PIK Notes will be dated as of the applicable interest payment date and will bear interest from and after such date. All PIK Notes issued pursuant to a PIK Payment will mature on September 12, 2012 and will be governed by, and subject to the terms, provisions and conditions of, the Purchase Agreement referred to below and shall have the same rights and benefits as the Notes issued on the Issue Date.

The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

1. Purchase Agreement

This Note is one of a series of Senior Convertible PIK Election Notes issued pursuant to a Securities Purchase Agreement, dated as of September 12, 2007 (as from time to time amended, the "Purchase Agreement"), between the Company and the purchaser named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 13.14 of the Purchase Agreement and (ii) to have made the representation set forth in Section 5.2 of the Purchase Agreement.

2. Optional Redemption

This Note is not subject to optional prepayment or redemption.

3. Registration and Transfer

This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

4. Conversion; Exchange

(a) Conversion. The Holder may convert this Note into fully paid and nonassessable shares of Common Stock of the Company at any time after the Amendment Date (as defined in the Purchase Agreement) and on or prior to September 12, 2012. The initial conversion price is $0.04 per share, subject to adjustment as provided in the Purchase Agreement. To determine the number of shares issuable upon conversion of this Note, divide the principal amount and accrued but unpaid interest to be converted by the conversion price in effect on the conversion date. In connection with the conversion of Notes, no fractions of shares of Common Stock shall be issued, but the Company shall, with respect to any fractional interest: (i) pay cash with respect to

the Market Price of such fractional share; or (ii) round up to the next whole share of Common Stock.

(b) Exchange. The Holder may exchange this Note at any time after the Amendment Date and on or prior to September 12, 2012 for (i) another note (the "Exchange Note") issued by the Company, identical in all respects to this Note, except that such Exchange Note shall not contain the rights set forth in Section 4 of this Note and (ii) shares of Common Stock equal to the number of shares that would have been issued upon the conversion of this Note pursuant to Section 4(a) at the then applicable conversion price divided by 1.2. In connection with the immediately preceding subclause (ii), no fractions of shares of Common Stock shall be issued, but the Company shall, with respect to any fractional interest: (x) pay cash with respect to the Market Price of such fractional share; or (y) round up to the next whole share of Common Stock.

The exchange of this Note pursuant to the preceding paragraph may be effected by any Holder hereof upon the surrender to the Company, at the principal office of the Company or at the office of an exchange agent as may be designated by the Board of Directors, of this Note accompanied by a complete and manually signed Notice of Exchange (as set forth in this Note) along with appropriate endorsements and transfer documents as required by the Company or any exchange agent. The exchange of the Notes will be deemed to have been made on the date (the "Exchange Date") such certificate or certificates have been surrendered and the receipt of such notice of exchange. As promptly as reasonably practicable following the Exchange Date, the Company shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the Holder (or the Holder's transferee) shall be entitled, (ii) a certificate for an Exchange Note having a principal amount equal to the principal amount of the Note being exchanged and (iii) if less than the total aggregate principal amount of the Notes evidenced by the surrendered certificate are being exchanged, a new certificate for the aggregate principal amount of Notes evidenced by such surrendered certificate less the aggregate principal amount of Notes being exchanged. On the Exchange Date, the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record Holder of such shares of Common Stock at such time.

5. Events of Default

If an Event of Default, as defined in the Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Purchase Agreement.

[Remainder of page intentionally left blank.]

**THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.**

PURE BIOFUELS CORP.

By: ________________________________
Name:
Title:

## ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

____________________________________________________________

(Insert assignee's soc. sec. or tax I.D. no.)

____________________________________________________________

____________________________________________________________

____________________________________________________________

____________________________________________________________

(Print or type assignee's name, address and zip code)

Your Signature:

____________________________________________________________

(Sign exactly as your name appears on the Note)

Date: ______________________________

CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box:
[ ]

To convert only part of this Security, state the principal amount to be converted:
$____________________.

If you want the stock certificate made out in another person's name, fill in the form below:

______________________________________________________________
(Insert assignee's soc. sec. or tax I.D. no.)

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________
(Print or type assignee's name, address and zip code)

Your Signature:

______________________________________________________________
(Sign exactly as your name appears on the Note)

Date: ______________________________

NOTICE OF EXCHANGE

To exchange this Note into an Exchange Note, check the box:
[ ]

To exchange only part of this Security, state the principal amount to be exchanged:
$____________________.

If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________
(Insert assignee's soc. sec. or tax I.D. no.)

________________________________________

________________________________________

________________________________________

________________________________________
(Print or type assignee's name, address and zip code)

Your Signature:

________________________________________
(Sign exactly as your name appears on the Note)

Date: ______________________________